UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. [ ])

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

PAX WORLD FUNDS SERIES TRUST III

(Name of Registrant as Specified In Its Charter)

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May [   ], 2019

Dear Shareholders,

Enclosed is a notice, proxy statement and proxy card for a Special Meeting of Shareholders (the “Meeting”) of the Pax Ellevate Global Women’s Leadership Fund (the “Fund”), a series of Pax World Funds Series Trust III (the “Trust”). The Meeting is scheduled for [Wednesday, July 31, 2019]. If you are a shareholder of record of the Fund as of the close of business on [May 15, 2019], you are entitled to vote at the Meeting, and any adjournment of the Meeting.

At the Meeting, shareholders of the Fund will be asked to approve a new investment advisory agreement (the “New Advisory Agreement”) between Pax Ellevate Management LLC (“PEM” or the “Adviser”) and the Trust on behalf of the Fund. The New Advisory Agreement has the same advisory fee rate as, and, with the exception of the date of effectiveness, has identical terms to those of the prior advisory agreement (the “Current Advisory Agreement”). As discussed in more detail in the accompanying materials, you are being asked to approve the Proposal because the Current Advisory Agreement may be deemed to have terminated as a result of a transaction (the “Transaction”) involving a change in the ownership of the Adviser.

The transaction involves the sale by Ellevate Asset Management LLC, whose principal is Sallie Krawcheck, of its 49% ownership stake in PEM, which shares will be sold to Impax Asset Management LLC (“IAM”), which currently owns the remaining 51% of PEM. The occasion for the sale was a mutual agreement between the parties that the evolving nature of Sallie Krawcheck’s business endeavors focused on investing in women, including her current digital investment platform, Ellevest, are such that the avoidance of unnecessary complexity or the appearance of conflict suggest that the preferable and optimal way to structure the business relationship with PEM, and with the Fund, is through a strategic consulting relationship rather than an ownership interest.

The Transaction is not expected to have any material effect on the management or operation of the Fund. There will be no changes to the investment process, Fund operations, fee structure or the Fund name. In fact, the Transaction reflects the parties’ intention to continue to work together in connection with the Fund, and in the field of gender lens investing more generally, but in an altered business relationship better suited to the evolving nature of their respective businesses. Sallie Krawcheck will continue to be involved with PEM and the Fund, providing strategic advice and counsel, marketing strategy, and thought leadership in connection with the Fund, and gender lens investing more generally.

The Board of Trustees of Pax World Funds Series Trust III (the “Board”) has unanimously approved the New Advisory Agreement and recommends that you vote “FOR” the Proposal as described in the proxy statement.

Your vote is important to us. Please take a few minutes to review this proxy statement and vote your shares today. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting. You may also vote your shares by telephone, through the Internet or in person. Please follow the enclosed instructions to utilize any of these voting methods.

If we do not receive your vote promptly, you may be contacted by a representative of the Fund, who will remind you to vote your shares.

Thank you for your attention and consideration of this important Proposal and for your investment in the Fund. If you need additional information, please call the Fund’s proxy solicitor, Computershare Fund Services, toll-free at (888) 985-2050.

Sincerely,

/s/ Joseph F. Keefe

Joseph F. Keefe

President and Chief Executive Officer,

Pax World Funds Series Trust III

President, Impax Asset Management LLC

/s/ Sallie Krawcheck

Sallie Krawcheck

Trustee, Pax World Funds Series Trust III

Chair, Pax Ellevate Management LLC

IMPORTANT NEWS FOR SHAREHOLDERS

While you should read the full text of the enclosed Proxy Statement, for your convenience here is a brief overview of the matters that require your vote as a shareholder of Pax World Funds Series Trust III (the “Trust”).

Questions & Answers

Q. Why am I receiving this Proxy Statement?

A. [As announced on May [   ], 2019], Impax Asset Management LLC (“IAM”), a controlling shareholder of Pax Ellevate Management LLC (“PEM” or the “Adviser”), the investment adviser to Pax Ellevate Global Women’s Leadership Fund (“GWLF” or the “Fund”), the only series of the Trust, has agreed to acquire the minority interest in PEM currently held by Ellevate Asset Management LLC (“Ellevate”), whose principal is Sallie Krawcheck, which sale reflects the parties’ intention to continue to work together in connection with the Fund but in an altered business relationship better suited to the evolving nature of their respective businesses (the “Transaction”). Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction may be deemed to be an “assignment” of the current investment advisory agreement of the Trust, resulting in the automatic termination of the agreement. The Transaction is not expected to have a material effect on the management of either the Trust or the Fund. Approval of the proposal, as discussed below (the “Proposal”), will allow the Fund to continue to receive investment advisory services from its current investment adviser.

Q. In a nutshell, what am I being asked to approve?

A. You are being asked to approve a new investment advisory agreement (the “New Advisory Agreement”) between PEM and the Trust, on behalf of the Fund, on identical terms to those of the Fund’s current investment advisory agreement (the “Current Advisory Agreement”), except for the date of effectiveness.

The Transaction is not expected to have a material effect on the management of the Fund, or the investment strategy of the Fund, or the name of the Fund. Approval of the Proposal will allow the Fund to continue to receive investment advisory services from its current investment adviser. Ellevate’s decision to sell its minority stake in PEM to IAM, which is currently the majority owner of PEM, has been occasioned by changes in the parties’ respective business interests such that they mutually agreed that the best way to continue to work together in connection with the PEM and the Fund would be on altered business terms.

Q. How will the Transaction affect the Adviser?

A. The Transaction is not expected to result in any changes in the management or operation of the investment advisory functions performed by the Adviser with respect to the Fund, including any changes in the personnel engaged in the day-to-day investment management of the Fund or the investment style, philosophy or strategy of the Fund. The Transaction is not expected to cause any reduction in the nature, extent or quality of services now provided to the Fund or to have any adverse effect on the Adviser’s ability to fulfill its obligations to the Fund under the New Advisory Agreement.

Since PEM’s formation in 2014, all officers and employees of PEM have also been officers and employees of IAM, and that is expected to continue to be the case after the Transaction. Consistent with previous no-action guidance from the staff of the Securities and Exchange Commission, following the Transaction, when PEM is a wholly-owned subsidiary of IAM, the Fund’s investment advisory agreement could be transferred from PEM to IAM upon notice to shareholders but without additional approval from shareholders, but there are no plans to do so at this time.

Q. How does the New Investment Advisory Agreement differ from the Fund’s Current Advisory Agreement?

A. The New Advisory Agreement is identical to the Fund’s Current Advisory Agreement, except for the date of effectiveness.

Q. Will the Fund’s advisory fee rates change?

A. The rate of advisory fees that the Fund will pay to its Adviser under the New Advisory Agreement will not change as a result of the Transaction.

Q. Will the Fund’s total expenses change?

A. The Transaction is not expected to result in any change in the Fund’s total expenses.

Q. How do the Trustees suggest that I vote?

A. After carefully reviewing the Proposal, the Trustees have unanimously determined that the Proposal is in the best interests of the Fund and its shareholders. The Trustees recommend that you vote “FOR” the Proposal.

Q. When is the Meeting?

A. The enclosed proxy is being solicited for use at the Special Meeting of Shareholders (the “Meeting”) to be held on [July 31, 2019] at [3:00 P.M.] Eastern Time, at the offices of the Trust at 30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801, and, if the Meeting is adjourned or postponed, at any adjourned or postponed session, for the purposes stated in the Notice of Special Meeting of Shareholders.

Q. Who is paying for the proxy solicitation, legal and other costs associated with this solicitation?

A. PEM will be responsible for the costs of the Meeting and any adjourned or postponed session, including the costs of retaining Computershare, Inc., operating under the name of Computershare Fund Services (“Computershare”), preparing and mailing the notice, proxy statement, and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients. Other than in the ordinary course of carrying out its investment activities, the Fund is not expected to incur additional portfolio transaction costs as a result of the Transaction.

Q. Will my vote make a difference?

A. Yes. Your vote is needed to ensure that the Proposal can be acted upon. We encourage all shareholders to participate in the governance of the Fund. Additionally, your immediate response on the enclosed proxy card may help save the cost of any further solicitations.

Q. What vote is required to approve the Proposal?

A. The Proposal must be approved by the affirmative “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the affirmative vote of the lesser of (i) 67% or more of the voting securities of a Fund entitled to vote on the Proposal present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the Proposal. Shareholders of the Fund vote together as a single class.

Q. How do I place my vote?

A. You can vote in any one of four ways:

• Over the Internet via the website listed on your proxy card;

• By telephone, with a toll-free call to the number listed on your proxy card;

• By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

• In person, by attending the Meeting.

We encourage you to vote, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

Q. If I send my proxy in now as requested, can I change my vote later?

A. You may revoke your proxy at any time before it is voted by: (1) sending a written revocation to the Secretary of the Trust, as explained in the Proxy Statement; or (2) forwarding a later-dated proxy that is received by the Fund at or prior to the Meeting; or (3) attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return the enclosed proxy card. This will help us ensure that holders of a sufficient number of shares are present for the Proposal to be considered.

Q. Whom should I call for additional information about this Proxy Statement?

A. We will be happy to answer your questions about this proxy solicitation. Please call Computershare, the Fund’s proxy solicitor, at (888) 985-2050. Representatives are available between 9:00 a.m. and 11:00 p.m., Eastern Time, Monday through Friday, and between 12:00 p.m. and 6:00 p.m., Eastern Time, Saturday.

PROMPT EXECUTION AND RETURN OF YOUR PROXY CARD IS REQUESTED. INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE ARE INCLUDED, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

PAX WORLD FUNDS SERIES TRUST III (the “Trust”), on behalf of its series:

Pax Ellevate Global Women’s Leadership Fund (the “Fund”)

30 Penhallow Street, Suite 400

Portsmouth, New Hampshire 03801

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [JULY 31, 2019]

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) will be held on [July 31, 2019] at [3:00 P.M.] Eastern Time, at the offices of the Trust at 30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801 for the purpose of considering the following proposal. In addition, shareholders may be asked to consider and act upon other matters which may properly come before the Meeting or any adjournment thereof.

1.	To approve a new investment advisory agreement between Pax Ellevate Management LLC (“PEM”) and the Trust, on behalf of the Fund (the “New Advisory Agreement”).

In the Proposal, Fund shareholders are asked to approve the New Advisory Agreement with the Fund’s current investment adviser (PEM) with the same advisory fee rate and on identical terms to those of the Fund’s current agreement, except for the date of effectiveness. Under applicable law, the purchase by Impax Asset Management LLC of the ownership interests currently held by Ellevate Asset Management LLC in PEM, the investment adviser to the Fund, the only series of the Trust (the “Transaction”), may be deemed to be an “assignment” of the Fund’s current investment advisory agreement, resulting in the automatic termination of such agreement. The Transaction is not expected to have a material effect on the management or operation of the Trust or the Fund. Approval of the Proposal will allow the Fund to continue to receive investment advisory services from PEM, its current investment adviser. Shareholders of the Fund will vote together as a single class.

All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. Alternatively, you can vote easily and quickly by Internet, by telephone or in person. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting.

Shareholders of record as of the close of business on May 15, 2019 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any adjournment of the Meeting.

The Proposal is described in the Proxy Statement. Please read it carefully.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournment thereof.

The Trustees unanimously recommend that you vote “FOR” the Proposal.

By Order of the Board of Trustees

/s/ JOSEPH F. KEEFE
Joseph F. Keefe
Chief Executive Officer Pax World Funds Series Trust III

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR OVER THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

TABLE OF CONTENTS

PROPOSAL. APPROVAL OF NEW ADVISORY AGREEMENT	[ ]
BOARD CONSIDERATIONS IN APPROVING THE NEW ADVISORY AGREEMENT	[ ]
OTHER INFORMATION	[ ]
EXHIBIT A INFORMATION REGARDING CURRENT ADVISORY AGREEMENT	A-1
EXHIBIT B FORM OF NEW ADVISORY AGREEMENT	B-1
EXHIBIT C BOARD OF TRUSTEES’ CONSIDERATION OF THE CURRENT ADVISORY AGREEMENT	C-1
EXHIBIT D OUTSTANDING SHARES	D-1
EXHIBIT E BENEFICIAL OWNERSHIP OF SHARES	E-1

PAX WORLD FUNDS SERIES TRUST III, on behalf of its series:

Pax Ellevate Global Women’s Leadership Fund

30 Penhallow Street, Suite 400
Portsmouth, New Hampshire 03801

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

[July 31, 2019]

This Proxy Statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Pax World Funds Series Trust III (the “Trust”) for use at the special meeting of shareholders of the Pax Ellevate Global Women’s Leadership Fund (the “Fund”) to be held on [July 31, 2019] at [3:00] P.M. Eastern Time, at the offices of the Trust at 30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of a Special Meeting of Shareholders (the “Notice”). The Notice, this Proxy Statement and the enclosed proxy card are first being mailed, or otherwise being made available, to shareholders on or about [June 14, 2019]. Please read this Proxy Statement and keep it for future reference.

The Meeting has been called for the purpose of having the shareholders of the Fund consider and take action upon the proposal listed in the Notice (the “Proposal”). This Proxy Statement contains information you should know before voting on the Proposal. As described in greater detail below, this Proxy Statement asks you to consider and vote on a Proposal in connection with the purchase by Impax Asset Management LLC (“IAM”), currently a controlling shareholder of Pax Ellevate Management LLC (“PEM” or the “Adviser”), of the interests in PEM currently held by Ellevate Asset Management LLC (“Ellevate”) (the “Transaction”). PEM is the investment adviser to Pax Ellevate Global Women’s Leadership Fund (the “Fund”), the only series of the Trust. In addition, shareholders may be asked to consider and act upon other matters which may properly come before the Meeting or any adjournment thereof.

The following Proposal is presented in this Proxy Statement: to approve a new investment advisory agreement between Pax Ellevate Management LLC and the Trust, on behalf of Pax Ellevate Global Women’s Leadership Fund.

Shareholders of the Fund will vote together as a single class.

Timely, properly-executed proxies will be voted as you instruct. If no specification is made with respect to the Proposal, shares will be voted in accordance with the recommendation of the Trustees as to the Proposal. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplemental solicitations of proxies may be made by personal interview, mail, telephone, facsimile or e-mail by officers and Trustees of the Fund, officers and employees of PEM and other representatives of the Fund (who will receive no compensation therefor in addition to their regular compensation). In addition, Computershare Inc., operating under the name of Computershare Fund Services (“Computershare”), has been retained to assist in the solicitation of proxies of shareholders of the Trust at a cost that is not expected to exceed approximately $[30,000], although actual costs may be substantially higher. PEM will bear the costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting, and other expenses associated with obtaining the approval of the Fund’s shareholders.

A copy of the Trust’s semi-annual and annual reports may be obtained, without charge, by writing to PEM at 30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801, telephoning PEM at 800-767-1729 (toll-free), visiting the Fund’s website at www.paxworld.com or visiting the Securities and Exchange Commission’s website at www.sec.gov.

Shareholders of record as of the close of business on May 15, 2019 (the “Record Date”) are entitled to receive notice of, and to vote at, the Meeting or any adjournment thereof. Shareholders of the Fund on the Record Date shall be entitled to one vote for each whole share held as to any matter on which they are entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

PROPOSAL: APPROVAL OF NEW ADVISORY AGREEMENT

The Board has approved, and is recommending to shareholders of the Fund that they approve the Proposal relating to the new investment advisory agreement between PEM and the Trust, on behalf of the Fund (the “New Advisory Agreement”).

Information Regarding the Transaction

The approval of the New Advisory Agreement is required as a result of an anticipated change to the ownership of PEM, which could be deemed to result in an “assignment” and termination of the current investment advisory agreement between PEM and the Trust, on behalf of the Fund (the “Current Advisory Agreement”). [As announced on May [   ], 2019], under the terms of PEM’s LLC Agreement, Ellevate Asset Management LLC, whose principal is Sallie Krawcheck, is selling its 49% ownership stake in PEM to Impax Asset Management LLC (“IAM”), which currently owns the remaining 51% of PEM (the “Transaction”). Upon the closing (the “Closing”) of the Transaction, PEM will become a wholly-owned subsidiary of IAM.

The occasion for the sale was a mutual agreement between the parties that the evolving nature of Sallie Krawcheck’s business endeavors focused on investing in women, including her current digital investment platform, Ellevest, are such that the avoidance of unnecessary complexity or the appearance of conflict suggest that the preferable and optimal way to structure the business relationship with PEM, and with the Fund, is through a strategic consulting relationship rather than an ownership interest. As indicated above, upon the Closing, Ellevate will no longer be deemed, and IAM will continue to be presumed, and likely deemed, to “control” PEM. Accordingly, the Closing could be deemed to result in the “assignment” and termination of the Current Advisory Agreement.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, an investment advisory agreement terminates automatically in the event of its assignment. Therefore, the Fund’s Current Advisory Agreement is expected to terminate upon consummation of the Transaction. Accordingly, you are being asked to approve the New Advisory Agreement with respect to the Fund to be effective upon shareholder approval and consummation of the Transaction (regardless of the order in which those events occur, although it is expected that the Meeting will take place prior to consummation of the Transaction). Such approval will enable the Adviser to continue to provide investment advisory services to the Fund without interruption. If the New Advisory Agreement is approved, it will continue for an initial two-year term and for subsequent one-year terms thereafter so long as that continuance is approved in a manner consistent with the 1940 Act. If the New Advisory Agreement is not approved, the Board will evaluate other short- and long-term options permitted by law, which may include relying on an interim investment advisory agreement of limited duration for the Fund.

The Transaction is not expected to have a material effect on the management or operations of the investment advisory service provided to the Fund by PEM. Approval of the Proposal will allow the Fund to continue to receive investment advisory services from PEM, its current investment adviser. In addition, the Transaction is not expected to cause any reduction in the nature, extent or quality of services now provided to the Fund or have any adverse effect on PEM’s ability to fulfill its obligations to the Fund under the New Advisory Agreement.

Information Regarding the Adviser

PEM, 30 Penhallow Street, Suite 400, Portsmouth, NH, 03801, is the investment adviser to the Fund. PEM is a limited liability company organized under the laws of Delaware. PEM, as of [   ], had approximately [$ ] million in assets under management. PEM is currently 51% owned by IAM and 49% owned by Ellevate Asset Management LLC ("Ellevate"). As a result, IAM and Ellevate may currently be deemed to "control" PEM. As of [January 18, 2018], approximately 83% of IAM's capital stock is owned by a subsidiary of Impax Asset Management Group plc, a publicly traded company on the Alternative Investment Market of the London Stock Exchange. All of the capital stock of Ellevate is currently owned by Krawcheck Holdings, which is owned by Sallie Krawcheck.

Current Advisory Agreement

The Current Advisory Agreement is between PEM and the Trust, on behalf the Fund. The Current Advisory Agreement was most recently approved by the Board at a meeting held on [June 7, 2018]. The date of the Current Advisory Agreement and the date on which it was last approved by shareholders are provided at Exhibit A.

Comparison of the Current Advisory Agreement and the New Advisory Agreement

The advisory fee rate and terms of the New Advisory Agreement are identical to those of the Current Advisory Agreement, except for the date of effectiveness. There is no change in the advisory fee rate payable by the Fund. The New Advisory Agreement is expected to be effective upon shareholder approval and consummation of the Transaction (regardless of the order in which those events occur, although it is expected that the Meeting will take place prior to consummation of the Transaction). The New Advisory Agreement will have an initial term of two years and will continue in effect for successive one-year periods thereafter if its continuance is approved, on behalf of the Fund, at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a summary of the principal terms of the Current Advisory Agreement, which are identical to those of the New Advisory Agreement. The form of the New Advisory Agreement is attached hereto at Exhibit B.

Services. PEM, subject to the supervision of the Board, furnishes the Fund continuously with an investment program, determining what investments to purchase, sell and exchange for the Fund and what assets to hold uninvested.

Compensation. In return for services rendered pursuant to the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the average daily net assets of the Fund, accrued daily and paid monthly. The advisory fee rate for the Fund under the Current Advisory Agreement and the fees paid by the Fund to its Adviser during the Fund’s most recent fiscal year are set forth at Exhibit A.

Limitation of Liability. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties under the investment advisory agreement, the Adviser shall not be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, the rendering of such services.

Termination. The Current Advisory Agreement also may be terminated at any time on at least 30 days’, but no more than 60 days’, written notice by the Adviser, by vote of a majority of the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Current Advisory Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not “interested persons,” as such term is defined in the 1940 Act (“Independent Trustees”), cast in-person at a meeting called for the purpose of voting on such approval.

Approval of New Advisory Agreement by the Board

At an in-person meeting of the Board held on May 7, 2019, at which a majority of Trustees, including a majority of Independent Trustees, were present, the Board considered and unanimously approved the New Advisory Agreement. On the basis of the considerations discussed below, the Board unanimously concluded that the approval of the New Advisory Agreement would be in the best interests of the Fund.

The Board is recommending to shareholders of the Fund that they approve the New Advisory Agreement. The New Advisory Agreement would be effective upon shareholder approval and the consummation of the Transaction.

The Board of Trustees recommends that shareholders vote “FOR” the Proposal.

BOARD CONSIDERATIONS IN APPROVING THE NEW ADVISORY AGREEMENT

At a meeting held on May 7, 2019, the Trustees, including a majority of the Independent Trustees, approved the New Advisory Agreement and recommended that shareholders of the Fund approve the New Advisory Agreement. The Trustees took such actions after discussion among themselves and with representatives of the Adviser and IAM of the information provided to them by the Adviser and IAM in connection with the Transaction. The Independent Trustees were assisted in their evaluation of the New Advisory Agreement by independent legal counsel, from whom they received assistance and advice, including a review of the legal standards applicable to the consideration of advisory arrangements, and with whom they met separately from management.

The Trustees noted that the Transaction is structured as a purchase by IAM of all of the ownership interests in PEM. The Trustees, including the Independent Trustees, considered that the Transaction may be deemed to be an “assignment” of the Current Advisory Agreement, resulting in the automatic termination of such agreement under the 1940 Act upon the closing of the Transaction. The Trustees considered that the New Advisory Agreement would permit the Adviser to continue to provide the same services to the Fund that it currently provides, on the same terms, following the Transaction. The Trustees further considered management’s representation that the Transaction is not expected to have a material effect on the management of the Fund.

The Trustees, including the Independent Trustees, considered the potential impact of the Transaction on PEM, noting that PEM currently is 51% owned by IAM. The Trustees also considered the Transaction’s potential impact on the operations, personnel, organizational structure, capitalization and financial and other resources of the Adviser and IAM, noting that presently, all officers and employees of PEM are also officers and employees of IAM, and it is expected that will remain the case after the Transaction. The Trustees considered statements made by representatives of the Adviser and IAM as to their expectations regarding the continuity of, and any anticipated changes to, the Adviser’s personnel following the Transaction. The Trustees considered the expected benefits to the Fund from the Transaction. The Trustees also considered that PEM had agreed to bear all costs associated with the Transaction, including the costs of obtaining shareholder approval of the New Advisory Agreement. The Trustees, including the Independent Trustees, considered that, consistent with previous no-action guidance from the staff of the Securities and Exchange Commission, following the Transaction, when PEM is a wholly-owned subsidiary of IAM, the Fund’s investment advisory agreement could be transferred from PEM to IAM upon notice to shareholders but without additional approval from shareholders, but noted that representatives of IAM had stated that there are no plans to do so at this time.

The Trustees, including the Independent Trustees, noted that the Transaction is not expected to cause any reduction in the nature, extent or quality of services now provided to the Fund or to have any adverse effect on the Adviser’s ability to fulfill its obligations to the Fund under the New Advisory Agreement. The Trustees concluded that providing for the continued management of the Fund by the Adviser following the Transaction would benefit the Funds.

The Trustees, including the Independent Trustees, also took into account their deliberations and conclusions in connection with their recent approval of the Current Advisory Agreement, including with respect to (i) the nature, extent and quality of the Adviser’s services; (ii) the investment performance of the Fund; (iii) the advisory fees paid by the Fund to the Adviser relative to the Fund’s Broadridge peer group; (iv) the costs of the services provided by the Adviser and the estimated profitability of the Adviser’s relationship with the Trust; (v) the direct and indirect benefits to PEM from its relationship with the Fund, including reputational and other “fall out” benefits; and (vi) the extent to which the Adviser may realize economies of scale or other efficiencies in managing and supporting the Fund. The Trustees noted that they had approved the continuation of the Current Advisory Agreement for the Fund at their June 7 meeting (the “June Meeting”), after evaluating materials provided in connection with the contract review process at their March and June 2018 meetings. Appendix C contains a further description of the process followed, information reviewed and material factors considered by the Trustees in approving the continuation of the Current Advisory Agreement at the June Meeting.

Based on the foregoing and other relevant considerations, the Trustees, including a majority of the Independent Trustees, voted to approve the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Fund. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that approval of the New Advisory Agreement would be in the best interests of shareholders of the Fund.

OTHER INFORMATION

Information About Other Service Providers

ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (the “Distributor”), serves as the principal underwriter of the Fund’s shares pursuant to a distribution contract with the Trust. The Distributor has no obligation to buy the Fund’s shares, and purchases the Fund’s shares only upon receipt of orders from authorized financial services firms or investors.

Affiliated Brokerage

The Fund has no Affiliated Brokers and therefore did not pay any commissions to Affiliated Brokers (i.e., a broker that is an affiliated person of the Fund; that is an affiliated person of such person; or an affiliated person of which is an affiliated person of the Fund or the Fund’s investment adviser or principal underwriter) during the fiscal year ended December 31, 2018.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive "safe harbor" under which an investment adviser to a registered investment company or an affiliated person of such an investment adviser may receive any amount or benefit in connection with a sale of securities or any other interest in such adviser which results in an assignment of an investment advisory contract with such company if (i) for a period of three years following such assignment, a majority of the board of trustees of such company are not interested persons of the investment adviser of such company or the predecessor adviser of such company and (ii) no "unfair burden" is imposed on such company as a result of such assignment or any express or implied terms, conditions or understandings applicable thereto.

Payment of Expenses

PEM will be responsible for the costs of the Meeting and any adjourned or postponed session, including the costs of retaining Computershare, preparing and mailing the notice, proxy statement, and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients. Other than in the ordinary course of carrying out its investment activities, the Fund is not expected to incur additional portfolio transaction costs as a result of the Transaction.

Outstanding Shares and Beneficial Ownership of Shares

All shareholders of record as of the Record Date are entitled to one vote for each share held on that date and to fractional votes for any fractional shares held on that date. The table at Exhibit D lists the total number of shares outstanding as of the Record Date, for each class of the Fund’s shares entitled to vote at the Meeting.

The table in Exhibit E lists each holder of more than 5% of any class of shares of the Fund as of the Record Date. The Trustees and officers of the Trust, together as a group, beneficially owned less than 1% of the outstanding shares of any class of shares of the Fund as of December 31, 2018.

Annual and Semi-Annual Report to Shareholders

For a free copy of the Fund’s annual report for the fiscal year ended December 31, 2018 or the Fund’s semi-annual report for the six-month period ended June 30, 2018, shareholders may call (800) 767-1729, write to the Fund at: P.O. Box 9824, Providence, RI 02940-8024, or visit the Fund’s website at www.paxworld.com.

Submission of Shareholder Proposals

The Trust is organized as an open-end management investment company under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Required Vote

To be approved, the Proposal must be approved by the affirmative “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the affirmative vote of the lesser of (i) 67% or more of the voting securities of a Fund entitled to vote on the proposal present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal. Shareholders of the Fund vote together as a single class. If the shareholders of the Fund do not approve the New Advisory Agreement, the Board will take such further action as they may deem to be in the interest of the Fund.

Voting and Other Matters

If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the Meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the proxy solicitor, Computershare, toll-free at (888) 985-2050. The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust, who will receive no compensation therefor in addition to their regular compensation for these services. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by PEM. All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on an executed proxy card, it will be voted FOR the matters specified on the proxy card.

If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the inspector of elections at the Meeting. Thirty percent (30%) of the shares of the Fund or the Trust as a whole entitled to vote constitutes a quorum of the Fund or the Trust as a whole, respectively.

For purposes of determining the presence of a quorum, abstentions or “broker non-votes” (i.e., shares held of record by a financial intermediary, such as a broker, or nominee, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as present. A quorum of shareholders of the Fund is required to take action at the Meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy, whether or not a quorum is present. The persons named as proxies will vote those proxies that they are entitled to vote FOR the Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST the Proposal, against such an adjournment. PEM will bear the cost of any additional solicitation or any adjourned sessions.

For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast. Abstentions and broker non-votes will have the same effect as a vote against the Proposal.

No business other than the matters described above are expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment.

Communications to the Board of Trustees may be addressed to the Trust as follows: Board of Trustees, c/o John L. Liechty, Chairman of the Board, 30 Penhallow Street, Suite 400, Portsmouth, NH 03801; communications to an individual Trustee may be addressed to such member, 30 Penhallow Street, Suite 400, Portsmouth, NH 03801. A copy of all communications addressed to the Board of Trustees as a whole shall be provided to each member of the Board of Trustees. The Trust reserves the right to amend this policy at any time and from time to time without prior notice to the shareholders.

Shareholders Sharing the Same Address

As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and proxy statements that the Trust sends. If you would like to receive an additional copy, please contact Computershare by calling toll-free at (888) 985-2050 or send your request to Computershare at P.O. Box 43078, Providence, RI 02940-3078. The Trust will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also make a request as indicated.

Principal Executive Officers and Directors

The following table sets forth the name and principal occupation of PEM’s principal executive officers and directors as well as each officer or Trustee of the Fund who is an officer, employee, director or shareholder of PEM. Certain of PEM’s principal executive officers also serve as Trustees or officers of the Trust. The business address of each such officer and/or director of each of PEM is 30 Penhallow Street, Suite 400, Portsmouth, NH 03801.

Name	Position(s) Held With the Trust; Term of Office; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Officer/Director
Joseph F. Keefe	Trustee, Chief Executive Officer (since 2013)	Chief Executive Officer (2005-present) and President (2006-present) of IAM; Chief Executive Officer of PEM (2014-present); Trustee and Chief Executive Officer of Pax World Funds Series Trust I (2006-present); Trustee, President and Chief Executive Officer of Pax World Funds Trust II (2008-2014); member of the Board of Impax Asset Management Ltd. and Impax Asset Management (AIFM) Ltd. (2018 - present); member of the Boards of Directors of Americans for Campaign Reform (2003- 2014), Women Thrive Alliance (2009-2018) and New Hampshire Public Radio (2017 - present); Co-Chair of the Leadership Group of the Women's Empowerment Principles (2014-present).

Sallie Krawcheck[1]	Trustee (since 2014)	Chair of PEM (2014-present); Chief Executive Officer of Ellevest (2016-present); Owner, Ellevate Network (2013-present); Director, 2U (2014-present); Director, Motif Investing (2012-2014); President, Bank of America Wealth Management (2009-2011); Chief Executive Officer, Citi Wealth Management (2007-2008); Chief Financial Officer, Citi (2005-2007); Chief Executive Officer, Smith Barney (2002-2005); Chief Executive Officer, Sanford C. Bernstein & Co. (2001-2002).
John Boese	Chief Compliance Officer (since 2013)	Chief Compliance Officer of IAM (2006-present) and of PEM (2014-present); Chief Compliance Officer of Pax World Funds Trust II (2008-2014).
Maureen Conley	Secretary (since 2013)	Senior Vice President of Shareholder Services/Operations (2005-present) for IAM and for PEM (2014-present); Secretary of Pax World Funds Trust II (2008-2014).
Alicia K. DuBois	Treasurer (since 2013)	Chief Financial Officer for IAM (2006-present) and for PEM (2014-present); Treasurer for Pax World Funds Trust II (2008-2014).
Robert Silva	Assistant Treasurer (Since 2015)	Director of Fund Administration for IAM (2014-present) and for PEM (2014-present); Senior Vice President, Fund Accounting and Fund Administration, Huntington Asset Services, Inc. (September 2010 to August 2014); Treasurer and Chief Financial Officer, Unified Series Trust (June 2011 to August 2014); Treasurer and Chief Financial Officer, Capitol Series Trust (September 2013 to August 2014).

[1]	Upon consummation of the Transaction, Ms. Krawcheck intends to resign as an interested trustee of the Trust and as Chairman of PEM. Following consummation of the Transaction, the Trust III Board may consider whether a trustee who is an “interested person” of PEM and/or IAM should be appointed to fill the vacancy created by Ms. Krawcheck’s resignation.

The following table sets forth the name and principal occupation of IAM’s principal executive officers and directors. The business address of each such officer and/or director of IAM is 30 Penhallow Street, Suite 400, Portsmouth, NH 03801.

Name	Principal Occupation(s) During Past Five Years and Other Directorships Held by Officer/Director
Joseph F. Keefe	Chief Executive Officer (2005-2018) and President (2006-present) of IAM; Chief Executive Officer of PEM (2014-present); Trustee and Chief Executive Officer of Pax World Funds Series Trust I (2006-present) and of Pax World Funds Series Trust III (2013-present); Trustee, President and Chief Executive Officer of Pax World Funds Trust II (2008-2014); member of the Board of Impax Asset Management Ltd. and Impax Asset Management (AIFM) Ltd. (2018 - present); member of the Boards of Directors of Americans for Campaign Reform (2003- 2014), Women Thrive Alliance (2009-2018) and New Hampshire Public Radio (2017 - present); Co-Chair of the Leadership Group of the Women's Empowerment Principles (2014-present).
Ian Simm	Board Member of IAM (2018-present); Chief Executive of Impax Asset Management Group plc (2005-present); Member of the Board of Impax Asset Management Group plc (2001-present), Impax Asset Management Ltd. (1998-present) and Impax Asset Management (AIFM) Ltd. (2013 - present); member of the board of the Natural Environment Research Council (2013-2018); member of the Steering Committee of the UK's Green Finance Institute (2018-present).
Charlie Ridge	Board Member of IAM (2018-present); Chief Financial Officer of Impax Asset Management Group plc (2010-present); Member of the Board of Impax Asset Management Ltd. (2009-present) and Impax Asset Management (AIFM) Ltd. (2013 - present).
John Boese	Chief Compliance Officer of IAM (2006-present) and of PEM (2014-present); Chief Compliance Officer of Pax World Funds Trust II (2008-2014).
Maureen Conley	Senior Vice President of Shareholder Services/Operations (2005-present) for IAM and for PEM (2014-present); Secretary of Pax World Funds Trust II (2008-2014).
Alicia K. DuBois	Chief Financial Officer for IAM (2006-present) and for PEM (2014-present); Treasurer for Pax World Funds Trust II (2008-2014).
Robert Silva	Director of Fund Administration for IAM (2014-present) and for PEM (2014-present); Senior Vice President, Fund Accounting and Fund Administration, Huntington Asset Services, Inc. (September 2010 to August 2014); Treasurer and Chief Financial Officer, Unified Series Trust (June 2011 to August 2014); Treasurer and Chief Financial Officer, Capitol Series Trust (September 2013 to August 2014).

EXHIBIT A

INFORMATION REGARDING CURRENT ADVISORY AGREEMENT

Fund Name	Date of Agreement	Date of Last Shareholder Approval	Purpose of Submission to Shareholders
Pax Ellevate Global Women’s Leadership Fund	January 18, 2018	November 29, 2017	Initial Approval

The Fund pays an advisory fee to the Adviser at the following annual rate (expressed as a percentage of the average daily net assets of the Fund). The following table also shows the advisory fee paid to the Adviser by the Fund for the year ended December 31, 2018.

Fund	Annual Rate	Aggregate Advisory Fees Paid
Pax Ellevate Global Women’s Leadership Fund	0.55%*	$1,325,032

*	The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, legal fees and other expenses.

EXHIBIT B

FORM OF NEW ADVISORY AGREEMENT

INVESTMENT ADVISORY CONTRACT

Investment Advisory Contract (this "Contract") dated as of _____ between PAX WORLD FUNDS SERIES TRUST III, a Massachusetts business trust (the “Trust”), on behalf of its Pax Ellevate Global Women’s Leadership Fund (the “Fund”), and PAX ELLEVATE MANAGEMENT LLC, a Delaware limited liability company (the “Manager”).

WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.	SERVICES TO BE RENDERED BY THE MANAGER.

(a) The Manager, at its expense, will furnish continuously an investment program for the Fund, will determine what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held uninvested and will, on behalf the Fund, make changes in such investments. Subject always to the control of the trustees of the Trust (collectively, the "Trustees"), the Manager will also manage, supervise and conduct the other affairs and business of the Fund, and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of applicable law, the Agreement and Declaration of Trust and Bylaws of the Trust and the stated investment objectives and policies of the Fund, and will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other policies which the Trustees may from time to time determine and shall exercise the same care and diligence expected of the Trustees.

(b) The Manager shall pay all of the operating costs and expenses of the Fund (other than those described in Section 1(d) below, which shall be paid by the Trust), including but not limited to custodian fees, transfer agent fees, administrative fees and expenses, accounting expenses, Fund legal fees, any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, all expenses of preparing the Trust’s registration statement and prospectus, and the cost of printing and delivering to shareholders prospectuses and reports, all officer salaries and officer expenses, rent and ordinary office expenses of suitable office space, the expenses of all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully, and all necessary administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of each Fund, including the determination of the Fund’s net asset value.

(c) The Manager, at its expense, shall place all orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion.

(d) The Fund shall not be required to pay any expenses of the Fund other than the following: charges of governmental agencies, interest incurred on borrowing by the Fund, if any, portfolio transaction expenses, taxes (other than transfer taxes contemplated by Section 1(b) above), fees and expenses under any plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and extraordinary expenses of the Fund.

2.	OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlling, controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and any person controlled by or under common control with the Manager have and may have advisory, management, service or other contracts with other organizations and persons, and may have other interests and business.

3.	COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

The Fund will pay to the Manager, as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to paragraphs (a), (b) and (c) of Section 1, a fee as described in SCHEDULE A hereto.

In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year shall be reduced by the amount of excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall assume expenses of the Fund to the extent required by the terms and conditions of such expense limitation.

4.	ASSIGNMENT TERMINATES THIS CONTRACT.

This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment.

5.	EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

(a) Either party hereto may at any time terminate this Contract with respect to the Fund by not more than sixty days’ nor less than thirty days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

(b) If (i) the Trustees, or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees who are not interested persons of the Fund, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later.

Action by the Fund under clause (a) above may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

Termination of this Contract pursuant to this Section 6 will be without the payment of any penalty.

6.	CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares of the Fund” means the affirmative vote, at a duly called and held meeting of shareholders of the Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person”, “control”, “interested person” and “assignment” shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934 and the rules and regulations thereunder.

7.	NON-LIABILITY OF THE MANAGER.

The Manager shall give the Fund the benefit of its best judgment and efforts in rendering the services set forth herein. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

8.	LIMITATION OF LIABILITY OF THE TRUSTEES, OFFICERS, AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Contract is executed on behalf of the Trustees as trustees of the Trust and not individually and that the obligations of or arising out of this Contract are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, PAX WORLD FUNDS SERIES TRUST III and PAX ELLEVATE MANAGEMENT LLC have each caused this Contract to be signed in duplicate in its behalf by its President or a Vice President thereunto duly authorized, all as of the day and year first above written.

PAX WORLD FUNDS SERIES TRUST III

By:
Name:
Title:

PAX ELLEVATE MANAGEMENT LLC

By:
Name:
Title:

SCHEDULE A

Fee Schedule

Pax Ellevate Global Women’s Leadership Fund

For services rendered as described in this Contract, Pax Ellevate Global Women’s Index Fund shall pay the Manager a fee, computed and paid monthly, at the annual rate of 0.55% of the average net asset value of the Fund.

Fee Calculation

Such average net asset value shall be determined by taking an average of all of the determinations of such net asset value during such month at the close of business on each business day during such month while this Contract is in effect. Such fee shall be payable for each month within 15 days after the end of such month and shall commence accruing as of the date of the initial issuance of shares of each Fund to the public.

If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

EXHIBIT C

BOARD OF TRUSTEES’ CONSIDERATION OF THE CURRENT ADVISORY AGREEMENT

Review Process. The 1940 Act requires that the Trustees of the Trusts request and evaluate, and that IAM and PEM furnish, such information as may reasonably be necessary for the Trustees of the Trusts to evaluate the terms of the relevant Trust’s Management Contracts. Similarly, the 1940 Act requires that the Trustees of Trust I request and evaluate, and that each of Impax Asset Management Ltd. (“Impax”) and Aperio Group, LLC (“Aperio”) (each a “Subadviser” and collectively, the “Subadvisers”) furnish, such information as may reasonably be necessary for the Trustees of Trust I to evaluate the terms of its respective subadvisory contract (each a “Subadvisory Contract” and collectively, the “Subadvisory Contracts”) among Trust I, IAM and such Subadviser. The Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Trusts (the “Independent Trustees”) met in person in March and June of 2018 for the purpose of considering the Management Contracts and each Subadvisory Contract (the “contract review meetings”). In addition, the Trustees of each Trust consider matters bearing on the relevant Trust and its investment management and other arrangements at their regular meetings throughout the year, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers and each Subadviser.

During the course of the contract review meetings, the Trustees met and discussed the Management Contracts and each Subadvisory Contract with representatives of the Advisers. The Independent Trustees were assisted in their evaluation of the Management Contracts and each Subadvisory Contract by independent legal counsel, from whom they received assistance and advice, including a written memorandum regarding the legal standards applicable to the consideration of advisory arrangements, and with whom they met separately from management. The Independent Trustees requested additional information, to which management responded.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, or given different weights to various factors in reaching their unanimous conclusion. The Trustees’ conclusions were based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated the information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Pax Fund; however, they also took into account the common interests of all the Pax Funds in their review.

Nature, Extent and Quality of Services. In considering the Management Contracts and each Subadvisory Contract, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory services provided to each Trust by the relevant Adviser and, with respect to Trust I, each Subadviser. They considered the terms of the relevant Management Contract and each Subadvisory Contract, as applicable, and received and considered information provided by management that described, among other matters:

•	the nature and scope of the advisory services provided or to be provided to the Pax Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services,
•	the investment program used by or to be used by each Adviser and Subadviser to manage the Pax Funds,
•	possible conflicts of interest and fall-out benefits,

•	brokerage practices,
•	the compliance functions of each Adviser and Subadviser, and
•	financial results, assets under management and other information relating to the financial resources of each Adviser.

In addition to considering the Pax Funds’ investment performance (see below), the Trustees of each Trust considered, among other matters, the general oversight of the relevant Trust by its Adviser. They also took into account information concerning the investment philosophies and processes used by the Advisers and each Subadviser in managing the Pax Funds as well as their in-house investment and sustainable research capabilities. They also considered various investment resources available to the Advisers and each Subadviser, including research services acquired with “soft dollars” available to the Advisers and each Subadviser as a result of securities transactions effected for the Pax Funds.

The Trustees considered, among other matters, that each Adviser provides the relevant Trust with office space and personnel, and provides oversight and coordination of the Pax Funds’ third-party service providers. These services include accounting, bookkeeping, tax, legal, audit, custody and transfer agency services, and preparation of prospectuses, shareholder reports and other regulatory filings. They also took into account the Advisers’ compliance and operational functions, as well as the resources being devoted by the Advisers to such functions and the Adviser’s plans to add certain additional resources.

The Trustees concluded, within the context of their overall conclusions regarding the Management Contracts and each Subadvisory Contract, that the scope of the services provided to each Pax Fund and to be provided under the relevant Management Contract, and to each Pax Fund by its applicable Subadviser, was consistent with such Fund’s operational requirements; that the Advisers have the capabilities, resources and personnel necessary to provide the advisory services currently required by each Pax Fund; and that, overall, the nature, extent and quality of the services provided by and to be provided by the Advisers to the relevant Trust, and each applicable Subadviser to each Pax Fund, were sufficient to warrant approval of the Management Contracts and each Subadvisory Contract.

Fund Performance. In connection with the contract review meetings, the Trustees, including the Independent Trustees, reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) regarding the total return investment performance of the Pax Funds, comparing each Pax Fund’s investment results with those of other mutual funds within their Broadridge peer group over the one-, three-, five- and ten-year periods (to the extent the Pax Fund had been in existence) ended March 31, 2018. The Trustees, including the Independent Trustees, considered the methodology employed by Broadridge to identify peer groups, including the extent to which such peer groups included other mutual funds that employ sustainable or socially responsible investing practices and the extent to which the peer group pursued investment strategies similar to those of the relevant Pax Fund. The Independent Trustees considered, in particular, that the Balanced Fund had outperformed its peer group for the three- and five-year periods. The Independent Trustees also considered that the Balanced Fund’s performance relative to its performance universe had improved since the Fund was restructured in early 2015. The Trustees further considered IAM’s process for determining the Balanced Fund’s allocations between equities and fixed income and between U.S. and international investments. The Independent Trustees considered that the ESG Beta Quality Fund had underperformed its peer group for the three-year period and outperformed its peer group for the five-year period, noting that because the Fund’s name and strategy changed on June 30, 2016, the Fund’s performance for periods prior to June 30, 2016 may not be representative of the performance that it would have achieved had it been following its current investment strategy. The Independent Trustees considered that the Small Cap Fund had underperformed its peer group for the three-year period and performed in line with its peer group for the five-year period. The Independent Trustees considered that the MSCI EAFE ESG Leaders Index Fund had outperformed its peer group for the five-year period, but had underperformed its peer group for the three-year period. The Independent Trustees considered that each of the Mid Cap Fund, the ESG Beta Dividend Fund and the Core Bond Fund did not yet have a three-year record, but had underperformed its peer group for the one-year period. The Independent Trustees considered that the Global Environmental Markets Fund had outperformed its peer group for the three-year period, but had underperformed its peer group for the five-year period. The Independent Trustees considered that the Global Women’s Leadership Fund had outperformed its peer group for the three-year period and had performed in line with its peer group for the five-year period, noting that because the Fund’s name and strategy changed on June 4, 2014, the Fund’s performance for periods prior to June 4, 2014 may not be representative of the performance that it would have achieved had it been following its current investment strategy. The Independent Trustees considered that the High Yield Bond Fund had performed in line with its peer group for the three-year period, but had underperformed its peer group for the five-year period. The Independent Trustees also considered the steps taken by the Adviser to improve the performance of the Pax Funds that had underperformed their peers and/or benchmarks over longer periods, including the addition of an analyst to the investment team for the Small Cap Fund.

In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees receive, during the year, detailed comparative performance information for each Pax Fund including performance relative to one or more selected securities indices or other benchmarks.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contracts and each Subadvisory Contract, that the relevant performance record and process in managing each Pax Fund were sufficient to support approval of the Management Contracts and each Subadvisory Contract.

Fees and Other Expenses. The Trustees, including the Independent Trustees, considered the advisory fees paid by each Pax Fund and proposed to be paid to the relevant Adviser, and the Trustees of Trust I, including the Independent Trustees, considered subadvisory fees paid to each Subadviser by IAM, as well as each Pax Fund’s distribution and service (Rule 12b-1) fees, “other expenses” and total expenses. In doing so, the Trustees reviewed both information provided by management and information prepared by Broadridge regarding the expenses and proposed expenses, as applicable, of each Pax Fund relative to those of each Pax Fund’s Broadridge peer group. The Independent Trustees considered that the total expenses of each of the Pax Funds (after giving effect to the expense reimbursements described below, if applicable), other than the ESG Beta Dividend, MSCI EAFE ESG Leaders Index, Mid Cap and Global Women’s Leadership Funds, were below the median total expenses of its respective peer group. The Independent Trustees also considered that the advisory fees of all Pax Funds other than the ESG Beta Dividend, MSCI EAFE ESG Leaders Index and Global Women’s Leadership Funds (after giving effect to the expense reimbursements described below, if applicable) were below the median combined management and administrative fees of their peer groups. In connection with their review, the Trustees of Trust I considered IAM’s agreement to reimburse the Global Environmental Markets Fund to the extent such Fund’s total operating expenses (other than interest, commissions, taxes, extraordinary expenses and acquired fund fees and expenses, if any) exceed a percentage of average daily net assets per annum of each share class as follows: 0.98% for Institutional Class shares, 1.23% for Individual Investor Class shares and 1.23% for Class A shares before December 31, 2018. The Trustees of Trust I also considered IAM’s agreement to reimburse the Global Opportunities Fund to the extent such Fund’s total operating expenses (other than interest, commissions, taxes, extraordinary expenses and acquired fund fees and expenses, if any) exceed a percentage of average daily net assets per annum of each share class as follows: 0.98% for Institutional Class shares and 1.23% for Investor Class shares before December 31, 2021. The Independent Trustees also noted that, under the Management Contracts with respect to the MSCI EAFE ESG Leaders Index Fund the ESG Beta Quality Fund, the ESG Beta Dividend Fund, the Balanced Fund and the Global Women’s Leadership Fund, the relevant Adviser was obligated to pay all of the operating costs and expenses of the Pax Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the 1940 Act, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses.

The Trustees of Trust I considered the expenses indirectly borne by the Balanced Fund through its investment in other Pax Funds, and the extent to which the services provided by IAM to the Balanced Fund were distinct from, and not duplicative of the services it provides to such other Pax Funds. The Trustees of each Trust noted that the relevant Adviser, at the time of the contract review meetings, did not have a significant institutional advisory business outside of the Pax Funds, and considered the differences in the services provided and proposed to be provided to institutional clients and those provided to the Pax Funds, as well as differences in the advisory fees charged and proposed to be charged to such clients and those charged to the Pax Funds.

The Trustees, including the Independent Trustees, also considered that none of the Pax Funds with at least five years of performance history (the Small Cap Fund, the ESG Beta Quality Fund, the MSCI EAFE ESG Leaders Index Fund, the Global Women’s Leadership Fund, the Global Environmental Markets Fund, the High Yield Bond Fund and the Balanced Fund) had both lower returns and higher net expenses than its peer group median. The Trustees also noted that the new Pax Funds, including the Large Cap Fund, the Mid Cap Fund, the ESG Beta Dividend Fund, the Core Bond Fund and the Global Opportunities Fund, were excluded from the four-quadrant performance versus expenses summary. Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contracts and each Subadvisory Contract, that the fees and expenses to be charged represented reasonable compensation to the Advisers and each Subadviser in light of the services provided and to be provided. In coming to this conclusion, the Trustees took into account, among other factors, the fee waiver and reimbursement agreement described above.

Costs of Services Provided and Profitability. The Trustees of each Trust, including the Independent Trustees, reviewed information regarding the cost of services provided and to be provided by each Adviser and the estimated profitability of each Adviser’s relationship with the relevant Trust, including a profitability report prepared by management detailing the costs of services provided to each Fund (other than the Global Opportunities Fund) by the relevant Adviser, and the estimated profitability to IAM, for the year ended December 31, 2017, of its advisory relationship with each Fund, and the estimated profitability to PEM, for the year ended December 31, 2017, of its advisory relationship with the Global Women’s Leadership Fund. The Trustees recognized that each Adviser should, in the abstract, be entitled to earn a reasonable level of profit for the services provided and to be provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about cost allocations and each Adviser’s capital structure and cost of capital. The Trustees of each Trust concluded that, taking all of the foregoing into account, they were satisfied that each Adviser’s level of profitability from its relationship with the relevant Trust was not excessive. The Trustees of Trust I did not consider the profitability of any Subadvisory Contract to the relevant Subadviser because the structure of each Subadvisory Contract is such that any profits to the applicable Subadviser reduce the profitability of IAM, and the fees payable under each Subadvisory Contract were the product of arm’s-length bargaining between the applicable Subadviser and IAM.

Possible Fall-Out Benefits. The Trustees of Trust I, including the Independent Trustees, considered information regarding the direct and indirect benefits to IAM and each Subadviser from their relationships with the respective Pax Funds, including reputational and other “fall out” benefits. During the course of the year, the Trustees of Trust I received presentations from IAM about its trading practices and brokerage arrangements, including its policies with respect to research provided in connection with trade execution for the relevant Pax Funds (soft dollar arrangements), and the Trustees of Trust I accepted the representation of IAM that it fulfills its fiduciary obligation of seeking best execution when engaging in portfolio transactions for the Pax Funds. The Trustees of Trust I considered the receipt of these benefits in light of IAM’s profitability, and concluded that such benefits were not excessive.

The Trustees of Trust III, including the Independent Trustees, considered information regarding the direct and indirect benefits to PEM from its relationship with the Global Women’s Leadership Fund, including reputational and other “fall out” benefits. The Trustees of Trust III considered the receipt of these benefits in light of PEM’s profitability, and concluded that such benefits were not excessive.

Possible Economies of Scale. The Trustees, including the Independent Trustees, considered the extent to which the Advisers and each Subadviser, as applicable, may realize economies of scale or other efficiencies in managing and supporting the Pax Funds. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Pax Funds, and not only in respect of a single Pax Fund. The Independent Trustees noted that many of the Pax Funds are small by industry standards, and that it was therefore not necessary to engage in more substantive discussions of possible breakpoints or other fee reductions at this time. Based on these observations, the Independent Trustees concluded that the Pax Funds’ overall fee arrangements represent an appropriate sharing at the present time between Pax Fund shareholders and the relevant Adviser and Subadviser (where applicable) of any economies of scale or other efficiencies in the management of each Pax Fund at current asset levels.

Conclusions. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees of each Trust, including the Independent Trustees, unanimously concluded that the approval of the Management Contracts with respect to each Pax Fund and the approval of the Subadvisory Contracts for the applicable Pax Funds, was in the best interests of the Pax Funds and that the Management Contracts and the Subadvisory Contracts should be approved.

EXHIBIT D

OUTSTANDING SHARES

As of the Record Date, the total number of shares outstanding for the Fund is set forth in the table below:

Fund Name	Investor Class	Institutional Class
Pax Ellevate Global Women's Leadership Fund	4,101,858.270	9,160,496.090

EXHIBIT E

BENEFICIAL OWNERSHIP OF SHARES

As of the Record Date, the following persons owned, of record and beneficially (unless otherwise indicated), 5% or more of a class of the Fund’s outstanding shares:

The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees, and/or on the records of the Trust’s transfer agent.

Share Class	Name and Address	Shares Owned	Percent of Class
Investor Class	NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	790,662.165	19.28%
Investor Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	688,724.410	16.79%
Investor Class	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	266,324.968	6.49%
Institutional Class	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12TH FL NEW YORK NY 10004-1901	2,000,126.379	21.83%
Institutional Class	NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,785,824.381	19.49%
Institutional Class	MLPF&S INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	631,655.339	6.90%
Institutional Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	612,757.676	6.69%

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PROXY

PAX ELLEVATE GLOBAL WOMEN'S LEADERSHIP FUND
A series of PAX WORLD FUNDS SERIES TRUST III
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 31, 2019
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of Pax Ellevate Global Women's Leadership Fund (the "Fund") hereby appoints Joseph F. Keefe and John A. Boese, and each of them, as Attorneys and Proxies of the undersigned, with full power of substitution, to vote all shares of the Fund standing in the name of the undersigned at the close of business on May 15, 2019 at the Special Meeting of Shareholders of the Fund to be held at 30 Penhallow Street, Suite 400, Portsmouth, NH 03801 on Wednesday, July 31, 2019, at 3:00 p.m., Eastern Time and at all adjournments and postponements thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and powers thereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting, and vote and act on any other matter which may properly come before the meeting, in their discretion. The undersigned acknowledges receipt of the notice of the meeting and the Proxy Statement, which describes in further detail the matters set forth on this proxy card.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

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PAX_30709_052319

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Important Notice Regarding the Availability of Proxy Materials for
Pax Ellevate Global Women's Leadership Fund
Special Shareholder Meeting to Be Held on July 31, 2019
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/pax-30709

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